Exhibit 3.19

[CA STATE SEAL] State of California Kevin Shelley Secretary of State LIMITED LIABILITY COMPANY ARTICLES OF ORGANIZATION – CONVERSION IMPORTANT—READ ALL INSTRUCTIONS BEFORE COMPLETING THIS FORM			File # 200401210075 FILED in the office of the Secretary of state: of the State of California JAN 0 1 2004 /s/Kevin Shelley KEVIN SHELLEY, Secretary of State This Space For Filing Use Only
CONVERTED ENTITY INFORMATION

1. NAME OF LIMITED LIABILITY COMPANY ADESA California, LLC

2.      THE PURPOSE OF THE LIMITED LIABILITY COMPANY IS TO ENGAGE IN ANY LAWFUL ACT OR ACTIVITY FOR WHICH A LIMITED LIABILITY COMPANY MAY BE ORGANIZED UNDER THE BEVERLY-KILLEA LIMITED LIABILITY COMPANY ACT.

3. THE LIMITED LIABILITY COMPANY WILL BE MANAGED BY (CHECK ONLY ONE) ☒ ONE MANAGER ☐ MORE THAN ONE MANAGER ☐ ALL LIMITED LIABILITY COMPANY MEMBER(S)

4. TYPE OF BUSINESS OF THE LIMITED LIABILITY COMPANY (FOR INFORMATIONAL PURPOSES ONLY) Automobile Auction

5. MAILING ADDRESS OF THE CHIEF EXECUTIVE OFFICE 310 E. 96th Street, Indianapolis, IN 46240	CITY AND STATE		ZIP CODE

6.      CHECK THE APPROPRIATE PROVISION BELOW AND NAME THE AGENT FOR SERVICE OF PROCESS

☐        AN INDIVIDUAL RESIDING IN CALIFORNIA.

☒       A CORPORATION WHICH HAS FILED A CERTIFICATE PURSUANT TO CALIFORNIA CORPORATIONS CODE SECTION 1505.

AGENT’S NAME CT Corporation System

7. ADDRESS OF AGENT FOR SERVICE OF PROCESS IN CA, IF AN INDIVIDUAL	CITY	STATE CA	ZIP CODE

CONVERTING ENTITY INFORMATION

8. NAME OF CONVERTING ENTITY ADESA California, Inc

9. FORM OF ENTITY Corporation	10. JURISDICTION CA		11. CA SECRETARY OF STATE FILE NUMBER, IF ANY C2010140

12.    THE PRINCIPAL TERMS OF THE PLAN OF CONVERSION WERE APPROVED BY A VOTE OF THE NUMBER OF INTERESTS OR SHARES OF EACH CLASS THAT EQUALED OR EXCEEDED THE VOTE REQUIRED. IF A VOTE WAS REQUIRED, PROVIDE THE FOLLOWING:

NUMBER OF OUTSTANDING INTERESTS OF EACH CLASS ENTITLED TO VOTE 100 Common Shares			PERCENTAGE VOTE REQUIRED 100%

ADDITIONAL INFORMATION

13. NUMBER OF PAGES ATTACHED, IF ANY: THE ATTACHED PAGES ARE INCORPORATED HEREIN BY THIS REFERENCE.

14. I DECLARE THAT I AM THE PERSON WHO EXECUTED THIS INSTRUMENT, WHICH EXECUTION IS MY ACT AND DEED.

/s/ James P. Hallett	James P. Hallett, President
SIGNATURE OF- AUTHORIZED PERSON	TYPE OR PRINT NAME AND TITLE OF AUTHORIZED PERSON

/s/ Karen C. Turner	Karen C. Turner, Secretary
SIGNATURE OF- AUTHORIZED PERSON	TYPE OR PRINT NAME AND TITLE OF AUTHORIZED PERSON

LLC-IA (REV 04/2003)